Exhibit 10.5

EXECUTION COPY

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is entered into between Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust (the “Trust”), and Edward Glickman (“Executive”), effective as of February 26, 2008.

BACKGROUND

Executive and the Trust are party to an Employment Agreement, amended and restated effective as of January 1, 1999 (as amended from time to time, the “Employment Agreement”), which sets forth the terms and conditions of Executive’s employment with the Trust. Executive and the Trust wish to amend the terms of the Employment Agreement as set forth herein, and, hereafter, references to the “Employment Agreement,” “Agreement,” “herein,” or words of like import in the Employment Agreement shall refer to the Employment Agreement as amended hereby or by any written subsequent amendment thereto.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Employment Agreement.

2. Section 5.1(f) of the Employment Agreement is amended to read, in its entirety, as follows:

“(f) anything to the contrary in any other existing agreement or plan notwithstanding, all restricted Shares granted to Executive that (i) are subject to vesting solely based on the passage of time and Executive’s continued employment shall become immediately vested, and (ii) are subject to vesting based upon the performance of the Trust (however measured) shall remain restricted shares under the terms of the applicable restricted share award document (the “Award”) and shall vest or be forfeited in whole or in part under the terms of such Award as if Employee’s employment had not terminated; and”

3. Section 5.2(f) of the Employment Agreement is amended to read, in its entirety, as follows:

“(f) anything to the contrary in any other existing agreement or document notwithstanding, all restricted Shares granted to Executive that (i) are subject to vesting solely based on the passage of time and Executive’s continued employment shall become immediately vested, and (ii) are subject to vesting based upon the performance of the Trust (however measured) shall remain restricted shares under the terms of the applicable Award and shall vest or be forfeited in whole or in part under the terms of such Award as if Employee’s employment had not terminated; and”

4. Section 5.3(e) of the Employment Agreement is amended to read, in its entirety, as follows:

“(e) all vested restricted shares granted to Executive shall be issued to Executive free and clear of any restriction, other than pursuant to applicable securities laws; and”

5. Section 5.4(f) of the Employment Agreement is amended to read, in its entirety, as follows:

“(f) all restricted Shares granted to Executive shall become vested and all restrictions on such Shares (other than pursuant to applicable securities laws) shall end; and”

6. Section 5.5(e) of the Employment Agreement is amended to read, in its entirety, as follows:

“(e) all vested restricted Shares granted to Executive shall be issued to Executive free and clear of any restriction, other than pursuant to applicable securities laws; and”

7. Section 5.6(a)(6) of the Employment Agreement is amended to read, in its entirety, as follows:

“(6) all restricted Shares granted to Executive shall become vested and all restrictions on such Shares (other than pursuant to applicable securities laws) shall end; and”

8. Section 5.7(a)(3) of the Employment Agreement is amended to read, in its entirety, as follows:

“(3) all restricted Shares granted to Executive shall become vested.”

9. Except as amended hereby, all terms and conditions as set forth in the Employment Agreement shall remain in full force and effect.

10. The Trust agrees to pay all reasonable legal fees and expenses that Executive has incurred in the preparation and negotiation of this Amendment.

11. This Amendment may be executed in a number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, Executive and the Trust have caused this Amendment to be executed as of the date first above written on this 26th day of February, 2008.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:
Name:
Title:

Edward Glickman